Summary Prospectus and
Prospectus Supplement

March 28, 2025

Morgan Stanley Institutional Fund Trust

Supplement dated March 28, 2025 to the Morgan Stanley Institutional Fund Trust Summary Prospectuses and Prospectuses dated January 28, 2025, as supplemented

High Yield Portfolio (the "Fund")

Effective March 31, 2025 (the "Effective Date") Bo Hunt will begin serving as a portfolio manager of the Fund. Justin H. Bourgette will continue to serve as a portfolio manager of the Fund.

Accordingly, on the Effective Date, the Summary Prospectus and Prospectus will be amended as follows:

The sections of the Summary Prospectus titled "Fund Management—Portfolio Manager" and Prospectus titled "Fund Summary—High Yield Portfolio—Fund Management—Portfolio Manager" are hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the High Yield team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Justin H. Bourgette	Managing Director	February 2025
Bo Hunt	Managing Director	March 2025

The section of the Prospectus titled "Fund Management—Portfolio Management—High Yield Portfolio" is hereby deleted in its entirety and replaced with the following:

High Yield Portfolio

The Fund's assets are managed by members of the High Yield team. The team consists of portfolio managers and traders. The current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund are Justin H. Bourgette, CFA and Bo Hunt.

Mr. Bourgette and Mr. Hunt are Managing Directors of the Adviser, manage other funds, and have been employed by the Morgan Stanley organization for more than five years.

Please retain this supplement for future reference.

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